Form N-SAR

Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Certificate of Establishment and Designation of Series and Share Classes (Janus Protected Series - Global) is incorporated herein by reference to Exhibit
(a)(38) to Post-Effective Amendment No. 168 to Janus Investment Fund's registration statement on Form N-1A, filed on December 15, 2011; accession number 0000950123-11-103079 (File No. 2-34393).